UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 13, 2006

New Century Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 440-7030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2006, the Board of Directors (the "Board") of New Century Financial Corporation, a Maryland corporation (the "Company"), approved the amendment and restatement of the Company’s Bylaws. The purpose of the amendment and restatement was to (i) provide that the Company’s Chief Executive Officer, rather than the Chairman of the Board, shall preside at the annual meeting of stockholders, (ii) provide more detail regarding the process by which the Board elects its Chairman and Vice Chairman, (iii) provide that the Chief Executive Officer shall preside at a meeting of the Board in the event that neither the Chairman of the Board (if any) nor the Vice Chairman (if any) are available to preside at such meeting, (iv) amend the description of the powers and duties of the Company’s Chief Financial Officer and the Company’s Treasurer, (v) add a section to the Bylaws disclosing that the Company previously opted out of the Maryland Business Combination Act through a board resolution, (vi) clarify that the members of the Board may act by electronic transmission and (vii) make certain non-substantive revisions consistent with the changes discussed in clauses (i) through (iv). The Fourth Amended and Restated Bylaws are effective as of the date of the Board’s approval, and are attached as Exhibit 3.1 hereto.

Item 7.01 Regulation FD Disclosure.

On December 19, 2006, the Company issued a press release announcing that Robert K. Cole announced that he will resign as Chairman of the Board effective December 31, 2006 and that Fredric J. Forster, a non-executive director, had been appointed as his replacement. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as set forth by specific reference in such filing.

Item 8.01 Other Events.

On December 13, 2006, Mr. Cole announced that he will resign as the Chairman of the Board effective December 31, 2006. The Board appointed Mr. Forster, a non-executive director, to be the new Chairman of the Board effective as of January 1, 2007. Mr. Cole will continue to serve on the Board. Mr. Forster, an existing member of the Board, qualifies as an independent member of the Board under the independence standards of the New York Stock Exchange.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

3.1 Fourth Amended and Related Bylaws of New Century Financial Corporation.
99.1 Press Release of New Century Financial Corporation, dated December 19, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

December 19, 2006	By:	/s/ Brad A. Morrice

Name: Brad A. Morrice
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

3.1	Fourth Amended and Related Bylaws of New Century Financial Corporation.
99.1	Press Release of New Century Financial Corporation, dated December 19, 2006.